Exhibit 99.4

Unaudited Pro Forma Condensed Combined Financial Statements

On December 19, 2016, ARC Group, Inc. (the “Company”) entered into a membership interest purchase agreement with Seenu G. Kasturi pursuant to which the Company agreed to acquire all of the issued and outstanding membership interests of Seediv, LLC, a Louisiana limited liability company (“Seediv”), from Mr. Kasturi. Seediv is the owner and operator of the Dick’s Wings and Grill restaurant located at 100 Marketside Avenue, Suite 301, in the Nocatee development in Ponte Vedra, Florida 32081 (the “Nocatee Restaurant”) and the Dick’s Wings and Grill restaurant located at 6055 Youngerman Circle in Argyle Village in Jacksonville, Florida 32244 (the “Youngerman Circle Restaurant”; together with the Nocatee Restaurant, the “Restaurants”). The closing of the acquisition occurred simultaneously with the execution of the membership interest purchase agreement by the Company and Mr. Kasturi on December 19, 2016.

The Company agreed to pay Mr. Kasturi $600,000 for the membership interests on the closing date, consisting of: (a) a cash payment of $13,665, (b) the cancellation and termination of accounts receivable originally owed to the Company by DWG Acquisitions, LLC, a Louisiana limited liability company (“DWG Acquisitions”), and subsequently transferred to Seediv, in the amount of $259,123, and (c) the cancellation and termination of debt originally owed to the Company by Raceland QSR, LLC, a Louisiana limited liability company (“Raceland QSR”), and subsequently transferred to Seediv, in the amount of $327,212. The Company also agreed to pay Mr. Kasturi an earn-out payment (the “Earn-Out Payment”) calculated as follows: (x) the amount equal to: (i) 5.5, multiplied by (ii) the amount equal to the sum of: (A) earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Nocatee Restaurant for the year ended December 31, 2017 (the “Earn-Out Period”), plus (B) EBITDA for the Youngerman Circle Restaurant for the Earn-Out Period, less (y) $600,000; provided, however, that in no event shall the Earn-Out Payment be less than zero.

At any time on or prior to April 16, 2018, Mr. Kasturi may elect to receive all or part of the Earn-Out Payment in the form of shares of the Company’s common stock; provided, however, that Mr. Kasturi may only make this election if, at the time of making such election: (a) Mr. Kasturi is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and (b) Mr. Kasturi executes a customary investment representation letter in a form acceptable to the Company. In the event Mr. Kasturi elects to receive shares of common stock, the number of shares will be calculated based on the average daily closing price of the shares of common stock on the OTCQB market tier of the “pink sheets” maintained by the OTC Markets Group, Inc. during the 30-day period immediately preceding the closing date. The shares will be “restricted securities” as such term is defined under Rule 144 of the Securities Act. Notwithstanding the foregoing: (x) in no event shall the Company be required to issue shares of common stock exceeding 20% of the number of shares of common stock issued and outstanding on the closing date, and (y) in no event shall the Company be required to issue more shares of common stock to Mr. Kasturi than are then authorized and available for issuance by the Company. In the event Mr. Kasturi elects to receive all or part of the Earn-Out Payment in the form of shares of common stock and the restrictions set forth in clauses (x) and/or (y) of the immediately preceding sentence are triggered, then, notwithstanding Mr. Kasturi’s election to receive all or part of the Earn-Out Payment in the form of shares of common stock, the Company shall issue the maximum number of shares of common stock permitted under clauses (x) and (y) and shall settle any liability to Mr. Kasturi created as a result thereof in cash.

1

The accompanying unaudited pro forma condensed combined financial information of the Company is presented to illustrate the estimated effects of the acquisition of Seediv by the Company on December 19, 2016.

The unaudited pro forma condensed combined financial statements are based upon and derived from the historical unaudited financial statements of the Company and Seediv as of and for the nine-month period ended September 30, 2016, and the historical audited financial statements of the Company and Seediv as of and for the year ended December 31, 2015. The unaudited pro forma condensed combined balance sheet at September 30, 2016 assumes that the acquisition was completed on September 30, 2016. The unaudited pro forma condensed combined statements of operations for the nine-month period ended September 30, 2016 and the year ended December 31, 2015 assumes that the acquisition was completed on January 1, 2015.

The Company determined that the acquisition of Seediv constitutes a business combination as defined by Accounting Standards Codification (“ASC”) 805, Business Combinations (“ASC 805”). Under ASC 805, the assets acquired and liabilities assumed are recorded at their acquisition date fair values as described in the accompanying notes to the balance sheet of Seediv included elsewhere in this Current Report on Form 8-K/A (this “Form 8-K/A). Any excess of the purchase price over the fair value of assets acquired is recognized as goodwill. Fair values of assets and liabilities acquired and the Earn-Out Payment were determined based on the requirements of ASC 820, Fair Value Measurements and Disclosures. The fair values of assets and liabilities acquired and the estimated fair value of the Earn-Out Payment represent the Company’s estimates of fair values as of the acquisition date and are based in part upon a valuation report provided by an independent third-party valuation firm. Accordingly, management believes the fair values recognized for the assets acquired are based on reasonable estimates and assumptions.

The unaudited pro forma condensed combined financial statements have been prepared by management for illustrative purposes only in accordance with the Article 8 of Regulation S-X. The unaudited pro forma condensed combined financial information is not necessarily indicative of the condensed combined financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated condensed combined financial position or future results of operations that the Company will experience after the acquisition. In addition, the accompanying unaudited pro forma condensed combined statements of operations do not include any pro forma adjustments to reflect operational efficiencies, expected cost savings or economies of scale that may be achievable or the impact of any non-recurring charges and one-time transaction related costs that result directly from the transaction.  The historical consolidated financial information has been adjusted to give effect to pro forma events that are: (a) directly attributable to the acquisitions, (b) factually supportable, and (c) with respect to the unaudited pro forma condensed combined statements of operations, expected to have continuing impact on the condensed combined results of operations.

This unaudited pro forma condensed combined financial information should be read in conjunction with:

•	the Company’s historical audited financial statements and accompanying notes as of and for the year ended December 31, 2015 included in the Company’s Annual Report on Form 10-K, filed with the Securities Exchange Commission (SEC) on April 14th, 2016 (as amended by the Company’s Annual Report on Form 10-K/A, filed with the SEC on June 15, 2016);

2

•	the Company’s historical unaudited financial statements and accompanying notes as of and for the nine-month period ended September 30, 2016 included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 14, 2016;

•	the Statement of Operations of Seediv and the accompanying notes for the year ended December 31, 2015 (audited) and for the nine-month period ended September 30, 2016 (unaudited), included elsewhere in this Form 8-K/A; and

•	the unaudited Balance Sheet of Seediv and the accompanying notes at September 30, 2016, included elsewhere in this Form 8-K/A.

3

ARC Group, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2016

					ARC Group
	ARC Group	Seediv	Pro Forma		Pro Forma,
	Historical	Historical	Adjustments		As Adjusted

Assets

Cash and cash equivalents	$9,102	$8,089	$17,191	(a)	$34,382
Accounts receivable, net	48,582	4,539	-		53,121
Accounts receivable, net – related party	93,415	-	(93,415	)(b)	-
Inventory		45,967	-		45,967
Other current assets	28,841	6,078	-		34,919

Total current assets	179,940	64,673	(76,224)		168,389

Deposits	1,806	-	-		1,806
Notes receivable, net of current portion	80,997	-	-		80,997
Property and equipment, net:
Leasehold improvements, net	-	47,287	-		47,287
Furniture and equipment, net	-	34,025	-		34,025
Total property and equipment, net	-	81,312	-		81,312

Goodwill	-	-	155,339	(c)	155,339
Reacquired franchise rights	-	-	132,700	(d)	132,700
Equity investment in Paradise on Wings	676,910	-	-		676,910

Total assets	$939,653	$145,985	$211,815		$1,297,453

Liabilities and stockholders' deficit

Accounts payable and accrued expenses	$567,163	$-	$-		$567,163
Accrued expenses – related party	6,710	184,708	64,563	(a)	255,981
Accrued interest	2,489	-	-		2,489
Settlement agreements payable	250,883	-	-		250,883
Accrued legal settlement	194,181	-	-		194,181
Notes payable – in default	7,000	-	-		7,000
Advances – related party	-	158,529	-		158,529
Other current liabilities	4,384	-	-		4,384

Total current liabilities	1,032,810	343,237	64,563		1,440,610

Contingent consideration	-	-	20,897	(e)	20,897

Total liabilities	1,032,810	343,237	64,563		1,440,610

Stockholders' deficit:

Class A common stock	66,275	-	-		66,275
Additional paid-in capital	3,706,953	(197,252)	197,252	(f)	3,706,953
Stock subscriptions payable	187,295	-	-		187,295
Accumulated deficit	(4,053,680)	-	(50,000	)(g)	(4,103,680)

Total stockholders' deficit	(93,157)	(197,252)	147,252		(143,157)

Total liabilities and stockholders' deficit	$939,653	$145,985	$211,815		$1,297,453

The accompanying notes are an integral part of these financial statements

4

ARC Group, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2016

					ARC Group
	ARC Group	Seediv	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted

Revenue:
Net revenue	$476,831	$2,755,067	$-		3,231,898
Net revenue – related party	314,576	-	(128,170	)(h)	186,406

Total net revenue	791,407	2,755,067	(128,170)		3,418,304

Operating expenses:
Food, beverage and packaging	-	941,219	-		941,219
Professional fees	121,450	-	-		121,450
Employee compensation expense	390,582	880,545	-		1,271,127
General and administrative expenses	316,124	980,833	(153,680	)(i)	1,143,277

Total operating expenses	828,156	2,802,597	(153,680)		3,477,073

Loss from operations	(36,749)	(47,530)	25,510		(58,769)

Other income / (expense):
Interest income	293	-	-		293
Income from investment in Paradise on Wings	106,082	-	-		106,082
Gain on settlement of liabilities	175,449	-	-		175,449
Other income	864	-	-		864
Other expense	-	(11)	-		(11)

Total other income / (expense)	282,688	(11)	-		282,677

Net income / (loss)	$245,939	$(47,541)	$25,510		$223,908

Net income per share – basic and fully diluted	$0.04				$0.03

Weighted average number of shares outstanding – basic and fully diluted	6,599,357				6,599,357

The accompanying notes are an integral part of these financial statements

5

ARC Group, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2015

					ARC Group
	ARC Group	Seediv	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted

Revenue:
Net revenue	$499,231	$3,515,404	$-		$4,014,635
Net revenue – related party	467,700	-	(165,817	)(h)	301,883

Total net revenue	966,931	3,515,404	(165,817)		4,316,518

Operating expenses:
Food, beverage and packaging	-	1,295,744	-		1,295,744
Professional fees	160,178	-	-		160,178
Employee compensation expense	585,128	1,165,606	-		1,750,734
General and administrative expenses	175,179	1,241,880	(199,279	)(i)	1,217,780

Total operating expenses	920,485	3,703,230	(199,279)		4,424,436

Income / (loss) from operations	46,446	(187,826)	33,462		(107,918)

Other income / (expense):
Interest expense	(16,452)	-	-		(16,452)
Interest income – related party	6,316	-	-		6,316
Loss from investment in Paradise on Wings	(247,717)	-	-		(247,717)
Losses on settlement of litigation	(221,323)	-	-		(221,323)
Other expense	-	(923)	-		(923)

Total other income / (expense)	(479,176)	(923)	-		(479,176)

Net loss	$(432,730)	$(188,749)	$33,462		$(587,094)

Net loss per share – basic and fully diluted	$(0.07)				$(0.09)

Weighted average number of shares outstanding – basic and fully diluted	6,500,294				6,500,294

The accompanying notes are an integral part of these financial statements

6

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial statements (the “Pro Forma Financial Statements”) have been in accordance with generally accepted accounting principles in the United States and Article 8 of Regulation S-X. The Pro Forma Financial Statements present the pro forma balance sheet and statements of operations of the Company based upon historical information of the Company and Seediv after giving effect to the acquisition of Seediv and the adjustments described in these footnotes. The unaudited pro forma condensed combined balance sheet at September 30, 2016 assumes that the acquisition was completed on September 30, 2016. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016 and the year ended December 31, 2015 assumes that the acquisition was completed on January 1, 2015.

The Pro Forma Financial Statements are based upon and derived from the historical unaudited financial statements of the Company and Seediv as of and for the nine-month period ended September 30, 2016, and the historical audited financial statements of the Company and Seediv as of and for the year ended December 31, 2015. Certain financial statement line items in Seediv’s historical financial statements have been reclassified and condensed to conform to corresponding financial statement line items included in the Company’s historical financial statement presentation. These reclassifications did not result in any change to the previously reported total assets, net loss or stockholders’ deficit.

The Pro Forma Financial Statements have been prepared by management for illustrative purposes only. The unaudited pro forma condensed combined financial information is not necessarily indicative of the condensed combined financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated condensed combined financial position or future results of operations that the Company will experience after the acquisition. In addition, the accompanying unaudited pro forma condensed combined statements of operations do not include any pro forma adjustments to reflect operational efficiencies, expected cost savings or economies of scale that may be achievable or the impact of any non-recurring charges and one-time transaction related costs that result directly from the transaction.  The historical consolidated financial information has been adjusted to give effect to pro forma events that are: (a) directly attributable to the acquisition, (b) factually supportable, and (c) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the condensed combined results of operations.

Note 2. Consideration Transferred and Purchase Price Allocation

The accompanying Statements and related notes were prepared using the acquisition method of accounting, in accordance with Accounting Standard Codification (“ASC”) 805, Business Combinations (“ASC 805”), with the Company considered the acquirer of Seediv. In accordance with ASC 805, the assets acquired and the liabilities assumed have been measured at fair value based on various estimates, with the remaining purchase price recorded as goodwill.

For purposes of measuring the estimated fair value, where applicable, of the assets acquired and the liabilities assumed as reflected in the Pro Forma Financial Statements, the guidance in ASC 820 has been applied, which establishes a framework for measuring fair value. In accordance with

7

ASC 820, fair value is an exit price and is defined as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Under ASC 805, acquisition-related transaction costs and acquisition-related restructuring charges are not included as components of consideration transferred but are accounted for as expenses in the period in which the costs are incurred.

The purchase price for the acquisition is $600,000 comprised of: (a) an upfront cash payment of $13,665, (b) the cancellation and termination of accounts receivable owed to the Company in the amount of $259,123, and (c) the cancellation and termination of debt owed to the Company in the amount of $327,212. The Company also agreed to pay Seller the Earnout Payment, which has an estimated fair value of $20,897.

Cash transferred	$13,665
Cancellation and termination of accounts receivable	259,123
Cancellation and termination of debt	327,212
Estimated fair value of the Earnout Payment	20,897
Estimated fair value of consideration transferred	$620,897

The Earn-Out Payment that the sole member of Seediv is eligible to receive is calculated as follows: (x) the amount equal to: (i) 5.5, multiplied by (ii) the amount equal to the sum of: (A) EBITDA for the Nocatee Restaurant for the Earn-Out Period, plus (B) EBITDA for the Youngerman Circle Restaurant for the Earn-Out Period, less (y) $600,000; provided, however, that in no event shall the Earn-Out Payment be less than zero. The estimated fair value of the Earnout Payment was determined based on projected EBITDA for the Restaurants using various weighted scenarios, revenue growths and expense reductions. Any differences between the estimated fair value of the Earnout Payment and the actual Earnout Payment will be recorded in operating income (expense) in the Company’s Statements of Operations.

The following is a summary of the estimated fair values of the assets acquired and liabilities assumed on December 19, 2016, the date the acquisition closed:

Cash and cash equivalents	$18,089
Inventory	40,574
Other current assets	8,480
Leasehold improvements, net	45,788
Furniture and equipment, net	32,512
Reacquired franchise rights	132,700
Goodwill	1,291,279
Total assets acquired	$1,569,422

Accounts payable and accrued expenses	(127,904)
Accounts payable – related party	(259,123)
Notes payable – related party	(561,498)
Total liabilities assumed	(948,525)

Fair value of consideration transferred	$620,897

8

The fair values of assets and liabilities acquired and the Earn-Out Payment represent the Company’s estimates of fair values as of the acquisition date and are based in part upon a valuation report provided by an independent third-party valuation firm. The valuation report utilized and considered generally accepted valuation methodologies such as the income, market and cost approaches as well as certain assumptions regarding projected cash flows and replacement costs. An income approach was used to measure the fair value of the reacquired franchise rights based on the relief-from-royalty method. The fair value of the reacquired franchise rights was based on Level 3 measurements under the fair value hierarchy of ASC 820. Management believes that the fair values recognized for the assets and liabilities acquired and the Earn-Out Payment are based on reasonable estimates and assumptions.

Note 3. Adjustments to Pro Forma Financial Statements

The unaudited pro forma adjustments included in the Pro Forma Financial Statements are as follows:

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

(a)	Adjustments to cash and cash equivalents reflects the net adjustment to cash in connection with the acquisition, subject to final working capital adjustments, on a cash-free, debt-free basis. The adjustment to cash and cash equivalents was limited to $17,191, which was the combined amount of cash and cash equivalents of the Company and Seediv at September 30, 2016. The amount by which the total of the cash portion of the consideration, the cash balance of Seediv on December 19, 2016 and the estimated transaction expenses exceeds the combined amount of cash and cash equivalents of the Company and Seediv at September 30, 2016, which was $64,563, is reflected as an adjustment to accrued expenses – related party. The adjustment to cash and cash equivalents is calculated as follows:

Cash portion of consideration	$13,665
Seediv cash balance at December 19, 2016	18,089
Estimated transaction expenses	50,000
Cash and cash equivalents adjustment subtotal	81,754

Excess of cash and cash equivalents adjustment subtotal over Company and Seediv combined cash balance at September 30, 2016	(64,563)
Total cash and cash equivalents adjustment	$17,191

(b)	Adjustments to accounts receivable, net – related party reflects the cancellation and termination of accounts receivable owed to the Company in the amount of $93,415 in connection with the acquisition.

(c)	The adjustment to goodwill reflects the excess of the fair value of the consideration transferred over the fair value of Seediv’s identifiable assets acquired and liabilities assumed in the acquisition. The fair value of the consideration transferred over the fair value of the identifiable net assets acquired is calculated as follows:

9

Fair value of consideration transferred	$620,897
Fair value of net assets acquired	(465,558)
Total goodwill adjustment	$155,339

(d)	The adjustment to reacquired franchise rights reflects the fair value of the franchise rights reacquired by the Company in the acquisition.

(e)	The adjustment to contingent consideration reflects the fair value of the Earn-Out Payment of $20,897. The contingent consideration is included in the fair value of the consideration transferred in the acquisition.

(f)	The adjustment to additional paid in capital reflects the elimination of Seediv’s historical equity balances.

(g)	The adjustment to accumulated deficit reflects the estimated transaction expenses of $50,000 that were cash settled, or are expected to be cash settled, subsequent to September 30, 2016. These costs included fees for legal, accounting, due diligence, tax, valuation and other various services necessary to complete the transaction. These estimated costs have been excluded from the pro forma statements of operations because they reflect changes directly attributable to the acquisition that will not have an ongoing impact on the Company.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

(h)	The adjustment to revenue reflects the elimination of royalties in the amount of $128,170 and $165,817 during the nine-month period ended September 30, 2016 and the year ended December 31, 2015, respectively, paid by Seediv to the Company under its franchise agreements with the Company for the Restaurants.

(i)	The adjustment to general and administrative expenses reflects the elimination of royalties paid by Seediv to the Company and the elimination of fees paid by Seediv to the Company’s Dick’s Wings general advertising fund under its franchise agreements with the Company for the Restaurants. The adjustment to general and administrative expenses is calculated as follows:

	For the Nine Months Ended September 30, 2016	For the Year Ended December 31, 2015
Royalties	$128,170	$165,817
Fees paid to advertising fund	25,510	33,462
Total general and administrative expenses adjustment	$153,680	$199,279

10